Exhibit 99.2

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and mutual Release (the "Agreement") is made this 1st day of July, 2009, by and between Consolidated Pharmaceutical Group, Inc. ("CPG"), a Maryland Corporation ("CPG"), Tasis, LLC ("Tasis"), a Florida Limited Liability Company, American Antibiotics, LLC ("AA"), a Florida limited Liability Company, GeoPharma, Inc. ("GeoPharma"), a Florida Corporation, and John D. Copanos, an individual residing in Florida, John S. Copanos, an individual residing in Florida (collectively, the "Copanoses") and M. Tunc Turgut ( "Turgut"), an individual residing in Turkey (collectively, the "Defendants"), and all of them (collectively as the "Parties").

RECITALS

  CPG owns approximately Eleven-and-Twelve-Hundredths (11.12) acres of real property at 6110 Robinwood Road in Anne Arundel County, Maryland, on which it formerly operated a dedicated Beta Lactam manufacturing facility. The property includes approximately 65,600 square feet of improved building space that was leased to AA that is classified as approximately 40,000 square feet "non Sterile area " ("NSA") and approximately 25,600 square feet "Sterile area" ("SA"), collectively hereinafter the "Facility" located on approximately 4.4 acres located at 6110 Robinwood Road, Anne Arundel County, Maryland. The remainder of the real property (land and buildings) is not subject to this Agreement.

  AA is in the business of pharmaceutical manufacturing and desired to acquire certain business assets and property of CPG for production of Beta Lactam and the Abbreviated New Drug Applications (ANDAS) at CPG's Facility as set forth on Schedule A attached hereto. As such, AA and CPG entered into an ANDA Sales and Purchase Agreement ("ASPA") dated February 7, 2005.

  AA claimed it entered into a Lease dated July 19, 2005, ("Lease") wherein AA agreed to lease the Facility. The Lease also conferred an option for AA to purchase a portion of CPG's property (approximately Four and a half (4.4) acres and approximately 65,600 square foot building) for Five Million Five Hundred Thousand Dollars ($5,500,000.00).

  During the course of performance of the ASPA, and the Lease, disputes arose between CPG and AA regarding the commencement date for the payment of rent under the Lease by AA to CPG, and regarding certain improvements and modifications to the Facility by CPG. Relative to the ASPA, disputes also arose between CPG and AA regarding monies allegedly due to CPG by AA, and regarding assets conveyed under the ASPA by CPG to AA.

  AA brought suit against CPG, Turgut, and the Copanoses for specific performance and breach of the ASPA and breach of the Lease in Anne Arundel County Circuit Court, Case No.C-06-117230. CPG, Turgut and the Copanoses denied the allegations and subsequently filed a counter claim against AA for breach of the ASPA, and an action for failure to pay rent under the Lease in Case No. C-07-125716. This case was consolidated with case No. C- 06-117230 for the trial on merits, collectively hereinafter the "Maryland Litigation".

  Tasis is a limited liability company that is a member of AA. The rights, obligations and ownership interests of Tasis relative to AA are governed by the "Operating Agreement of American Antibiotics," dated January 14, 2005. Tasis filed a petition for arbitration action with the American Arbitration Association ("AAA") in Florida asserting various breaches by AA under the Operating Agreement, which AA denies (the "Arbitration"). After the Arbitration, the final AAA award required, among other things, AA to produce certain corporate documents to Tasis. Tasis also filed a suit, individually and derivatively on behalf of AA, GeoPharma, Inc., dba Innovative Health Products, Inc. against AA, Laki Investment Group, LLC, Belcher Pharmaceuticals, Inc., Breakthrough Marketing, Inc., IHP Marketing Inc., Jugal K.Taneja, Mandeep K.Taneja, Mihir K. Taneja, Kotha Sekharam, and Carol Dore- Falcone for breach of the Operating Agreement, dissolution, breach of fiduciary duties and to void various related party transaction in the Circuit Court of Pinellas County, Florida Case No: 07-004406 CI, collectively hereinafter the "Florida Litigation".

  The Parties have agreed that it is in their mutual best interests to negotiate a settlement of the Maryland Litigation and Florida Litigation.

NOW, THEREFORE, in order to avoid the expense, uncertainty, and inconvenience involved in litigation, and without any party admitting any liability or wrong doing whatsoever to any other party, and in consideration of the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, CPG, AA, Geopharma, Jugal Taneja, the Copanoses, Tasis, and Turgut agree to the terms of the settlement as follows:

  For the ASPA, AA shall pay $3,000,000.00 less $500,000.00 already paid, or $2,500,000.00 as follows:

    $250,000.00 shall be paid to CPG upon execution of the Settlement and Release Agreement, and other documents more fully set forth in Sec. 7, collectively hereinafter the "Settlement Documents".

    $2,250,000.00 by cleared funds shall be paid to CPG in six (6) equal monthly installments of $375,000.00 each with the first payment to begin on December 31, 2009, and five additional payments due on the 1st day of six months' interval of each payment as per the schedule:

    $ 375,000.00 on or before December 31, 2009

    $ 375,000.00 on or before June 30, 2010,

    $ 375,000.00 on or before December 2010,

    $ 375,000.00 on or before June 30, 2011,

    $ 375,000.00 on or before December 31, 2011, and

    $ 375,000.00 on or before June 30, 2012.

    AA's payment of $ 2,250,000.00 to CPG shall be evidenced by the following settlement documents:

    Note payable to CPG with default interest at 10% per annum, confessed judgment, cross default, and indemnity with the Lease.

    AA and the successor entity guaranty

    GeoPharma Inc., Guaranty

    Alternate personal Guaranty of Jugal Taneja, to Note, expiring upon final payment on June 30, 2012, in the event that AA and/or GeoPharma seek bankruptcy protection of the Note default is not cured within 120 days.

    AA agrees that it acquires the ANDAs, (Att. 1) and all equipment within the Facility "AS IS, WHERE IS" with all faults.

  For Tasis, the parties agree that current owner of Tasis (M. Tunc Turgut) shall convey his 24.5% membership interest in AA back to the Company for reissuance of Tasis ownership interest in a reorganized, reincorporated, and/or a new Chapter "C" Corporation with a separate structure of ownership, investment, equity, and participation as follows:

    Issuance of 24.5% of common shares in the new "C" corporation to Tasis. Parties incorporate organization and structure of the "C" corporation as set forth in Att.2.

    At the end of three (3) years from the date of full execution of this Agreement, Tasis shall have the right to require AA, the"C" corporation and/or the reorganized entity to purchase all of its shares in such entity for the amount of Tasis's original contribution for its membership interest in AA in the amount of $490,000.00.At any time during the first three years AA , the "C" corporation and/or the reorganized entity shall have the right to purchase Tasis's 24.5% shares for $490,000.00.

    Florida Litigation shall be dismissed by all parties with prejudice with each party to bear their own respective fees and costs.

  The parties agree to incorporate cross default, confessed judgment, and cross indemnity provisions for a period of the first three (3) years in the associated Settlement Documents and in a Lease for the Facility as provided for in Section 5 below.

  The parties agree that the Settlement and Release Agreement is contingent upon all parties executing the Settlement Documents as defined in Section 7 below by close of business July 31, 2009 or with an effective date of July 31, 2009.

  The parties shall execute a new Lease for the Facility with following provisions:

    Commencement date of the Lease shall be on July 1, 2009, with rent to be paid by AA to CPG in the amount of $ 80,000.00, constituting rent for the months of July and August 2009.

    Term of the Lease shall be three (3) years with 1st option of three (3) years and second option of four (4) years, and one (1) option for ten (10) additional years.

    Performance of the Lease for the first three years shall be guaranteed by AA, GeoPharma, Inc. and Jugal Taneja with the remainder of Lease by AA, GeoPharma with cross default and confessed judgment provisions with the obligations herein.

    AA shall accept the Facility "AS IS".

    Rent for the Facility shall be $ 1/ square foot with 2% annual escalation as follows:

    40,000 square feet Non-Sterile Area $ 40,000.00 per month.

    25,600 square feet Sterile Area $ -0- per month for the first three (3) years of the Lease.

    Lease shall be "triple net" including, but no limited to property any taxes, assessments, a proportionate share of costs or expenses related to Facility, except until subdivision.

    Period to cure default by either party:

    Monetary Default: Fifteen (15) days.

    Non- Monetary default Sixty (60) days.

    Abatement of regulatory defaults as permitted by law provided not caused by Tenant.

    Standard landlord remedies.

    The parties agree that 26.5 % of monthly rent effective on July 1,2009 shall be paid by AA to "Facility Improvement Escrow Account" pursuant to "Facility Improvement Escrow Agreement". The Escrow Agent shall be Linowes & Blocher, LLP. Escrow agent shall make the funds available for HVAC up to $140,000.00, and Roof repair/ replacement up to $250,000.00 or total of up to $ 390,000.00 for HVAC and/or roof, shall be disbursed as follows:

    Non-emergency: Tenant to obtain two written quotes, provide written notification via electronic mail and facsimile to Charles R. Schaller, Jr., Esquire. If no written response within five (5) days of date of letter Tenant may proceed with work of the lower quote. Tenant shall document the work performed and payment made.

    Submit annual accounting of the escrow fund to Escrow Agent Linowes & Blocher, LLP for review and approval.

    Any repairs to the HVAC systems and/or roof above 390,000 are AA's costs and responsibility.

  Parties agree that AA, its successor, or assigns shall have an option to purchase the Facility for purchase price of $5,500,000.00 within the first three years from written notice of subdivision approval by Anne Arundel County, Maryland for the approximately 4.4 acres. The option price for each year, up to a total of three (3) years, shall be $83,333.00 payable at the beginning of the year commencing upon written notice of subdivision approval and shall be non-refundable. Should AA timely exercise the option, the option payment(s) shall be credited and applied to the purchase price. Thirty (30) days prior to the anniversary date for each option period, AA shall provide written notice to CPG of its election to extend the option period for one (1) additional year along with the annual option period payment. Should written notice not be received thirty days prior to the anniversary, AA's option to purchase the property shall automatically terminate and be null and void. Should subdivision of the approximately 4.4 acres not occur within three (3) years of this Agreement, the Option to Purchase the Property automatically extend for the next three (3) years or the first option period of the Lease. For the second three (3) option period pursuant to Option to Purchase Escrow Agreement, the Option to Purchase Escrow Account balance shall continue to be held in the interest bearing escrow account. AA, its successor, or assign shall not make any additional payment to the "Option to Purchase Price".

  The parties incorporate herein by reference the "Settlement Documents", as if set forth verbatim, identified as:

    Settlement and Release Agreement

    Lease with

    Exhibit A Legal Description

    Exhibit B Facility Improvement Escrow Agreement

    Exhibit C Subordination Agreement by CPG's Lenders, and Indemnification in the event of bankruptcy.

    Confessed Judgment Note

    GeoPharma Inc., Guaranty - Confessed Judgment Note

    GeoPharma Inc., Guaranty - Lease

    Jugal Taneja personal Guaranty in the event of AA and/or GeoPharma bankruptcy and/or fail to cure Note default for 120 days.

  The parties agree that settlement and dismissal of the Maryland and Florida Litigations with prejudice shall not preclude parties from seeking remedy for enforcement of the Settlement Agreement, and the Settlement Documents or any legal rights and remedies afforded to them as shareholders and/or members of AA, the "C" corporation or the reorganized entity for actions taken after the date of execution of this Agreement pursuant to Florida Laws.

  In the event of an inconsistency or conflict between the terms and provisions of this Agreement, and the terms and provisions of the Settlement Documents, and Note, the terms and provisions of the Settlement Documents shall prevail and be controlling.

  Any forbearance by any party in exercising any right or remedy under the Agreement, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy.

  Subject to paragraph 8 herein, CPG does for itself and for its stockholders, officers, directors, agents, affiliates, heirs, personal representatives, trustees, successors, and assigns (collectively, the "CPG Parties"), agree to remise, release, and forever discharge, covenants not to sue and hold harmless AA and its members, officers, directors, agents, successors, assigns, predecessors, parents, attorneys, subsidiaries, and affiliates, past or present, of and from any and all claims, actions causes of action, suits, accounts, covenants, contracts, controversies, damages, judgments and demands of whatever kind or nature, that the CPG Parties individually or collectively ever had, now have, or by reason of any matter, cause, or thing, whether known or unknown and whether suspected or unsuspected from the beginning of time up to the date of execution of this Agreement including, but not limited to any matter relating to or arising from, the Lawsuits, the Lease and/or the ASPA. Nothing in this paragraph shall be construed as a release of any obligation to CPG imposed upon AA by this Agreement.

  Subject to paragraph 8 herein, John D. Copanos, John S. Copanos, Mehmet Tunc Turgut do for themselves and for their, agents, affiliates, heirs, personal representatives, trustees, successors, and assigns (collectively, the "Individual Parties"), agree to remise, release, and forever discharge, covenants not to sue and hold harmless AA and its members, officers, directors, agents, successors, assigns, predecessors, parents, attorneys, subsidiaries, and affiliates, past or present, of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, damages, judgments, and demands, of whatever kind or nature, that the Individual parties individually or collectively ever had, now have, by reason of any matter, cause, or thing, whether known or unknown and whether suspected or unsuspected from the beginning of time up until the date of execution of this Agreement including but not limited to, any matter relating to or arising from, the Lawsuits, the Arbitration, the Lease and/or the ASPA. Nothing in this paragraph shall be construed as a release of any obligation imposed upon AA to John D. Copanos, John S. Copanos, Mehmet Tunc Turgut by this Agreement.

  Subject to paragraph 8 herein, Tasis, does for itself and for its members, officers, directors, agents, affiliates, heirs, personal representatives, trustees, successors and assigns (collectively, the "Tasis Parties"), agree to remise, release, and forever discharge, covenants not to sue and hold harmless AA and its stockholders, officers, directors, agents successors, assigns, predecessors, parents, attorneys, subsidiaries, and affiliates, past or present, their stock holders, officers and directors of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, damages, judgments, and demands, of whatever kind or nature, that the Tasis parties individually or collectively ever had, now have, by reason of any matter, causes, or thing, whether known or unknown, whether suspected or unsuspected, from the beginning of time up until the date of execution of this Agreement including, but not limited to any and all claims pertaining to, or in any manner relating to or arising from the Arbitration and the Operating Agreement. Nothing in this paragraph shall be construed as a release of any obligation to Tasis imposed upon AA by this Agreement.

  AA does for itself stock holders, officers and directors and for its successors, assigns, members, agents, affiliates, heirs, personal representatives, trustees, successors, and assigns (collectively, the "AA Parties"), agree to remise, release, and forever discharge, covenants not to sue and hold harmless John D. Copanos, John S. Copanos, Mehmet Tunc Turgut, Tasis, CPG and its stockholders, members, officers, directors, agents, successors, assigns, predecessors, parents, attorneys, subsidiaries, and affiliates, past or present, of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, damages, judgments, and demands, of whatever kind or nature, that the AA parties individually or collectively ever had, now have, or hereafter can, shall or may have for, upon or by reason of any matter, cause, or thing, whether known or unknown and whether suspected or unsuspected from the beginning of time up to the date of execution of this Agreement including but not limited to any matter relating to or arising from, the lawsuits, the Lease and/or the ASPA. Nothing in this paragraph shall be construed as a release of any obligation imposed upon John D. Copanos, John S. Copanos, Mehmet Tunc Turgut, Tasis or CPG by this Agreement.

  Carol Dore-Falcone, Dr. Kotha Sekharam, Mandeep K.Taneja, Mihir K.Taneja and Jugal K.Taneja do for themselves and for their successors, assigns, members, officers, directors, agents, affiliates, heirs, personal representatives, trustees, successors, and assigns (collectively, the "Individual Parties"), agree to remise, release, and forever discharge, covenants not to sue and hold harmless John D. Copanos, John S. Copanos, Mehmet Tunc Turgut, Tasis, CPG and its stockholders, officers, members, agents, stock holders, officers, directors, successors, assigns, predecessors, parents, heirs, attorneys, subsidiaries, and affiliates, past or present, of and from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, damages, judgments, and demands, of whatever kind or nature, that the Individual Parties individually or collectively ever had, now have, or hereafter can, shall or may have for, upon or by reason of any matter, cause, or thing, whether known or unknown and whether suspected or unsuspected, from the beginning of time up to the date of execution of this Agreement including but not limited to any matter relating to or arising from the lawsuits, the Lease and/or the ASPA. Nothing in this paragraph shall be construed as a release of any obligation imposed upon John D. Copanos, John S. Copanos, Mehmet Tunc Turgut, Tasis or CPG by this Agreement.

  John D. Copanos, John S. Copanos, Mehmet Tunc Turgut, Tasis, CPG and its stockholders, officers, members, agents, directors successors, assigns, predecessors, parents, heirs, attorneys, subsidiaries, and affiliates, past or present collectively, the "Individual Parties"), agree to remise, release, and forever discharge, covenants not to sue and hold harmless Carol Dore-Falcone, Dr. Kotha Sekharam, Mandeep Taneja, Mihir Taneja and Jugal Taneja do for themselves and for their successors, assigns, members, agents, affiliates, heirs, personal representatives, trustees, successors, and assigns (collectively, the "Individual Parties"), from any and all claims, actions, causes of action, suits, accounts, covenants, contracts, controversies, damages, judgments, and demands, of whatever kind or nature, that the Individual Parties individually or collectively ever had, now have, or hereafter can, shall or may have for, upon or by reason of any matter, cause, or thing, whether known or unknown and whether suspected or unsuspected, from the beginning of time up to the date of execution of this Agreement including but not limited to any matter relating to or arising from the lawsuits, the Lease and/or the ASPA. Nothing in this paragraph shall be construed as a release of any obligation imposed upon Carol Dore-Falcone, Dr. Kotha Sekharam, Mandeep K.Taneja, Mihir K. Taneja and Jugal K.Taneja by this Agreement.

  Upon signing this Agreement, and subject to paragraph 8 herein, AA will dismiss with prejudice its claims against CPG, the Copanoses and Turgut in the Lawsuits; Tasis, CPG, the Copanoses and Turgut will dismiss with prejudice their claims against AA in the Maryland and Florida litigations. To the extent that there are any costs (not attorney's fees) to be paid to the Court to accomplish the dismissal of the Maryland and Florida litigations, CPG and AA shall equally pay equally the amount of such costs.

  The Parties hereto agree that the AA Parties on the one hand, and the CPG Parties, on the other hand, shall refrain from making any disparaging remarks or comments with respect to the other parties hereto. Notwithstanding the foregoing, nothing in this provision shall be interpreted as preventing a party from i) making statements as reasonably necessary to enforce his or its claims in a legal proceeding; or ii) testifying truthfully under oath in any court proceedings.

  The Parties and their counsel agree to keep the terms of this Agreement confidential. In particular, the Parties and their counsel, for themselves and their members, stockholders, officers, directors, agents, servants, successors, affiliates, and assigns agree not to make any disclosure, regarding the aforesaid matter, to any public or other media such as newspapers, radio, or television, or to any other person or entity not an actual party to the aforesaid proceedings. More specifically, but not by way of limitation, the parties agree that, if approached by any person other than an actual Party to this Agreement, concerning this Agreement, then they shall refuse to discuss the terms and particulars set forth herein and/or the matters set forth above, except to state that the Lawsuit "has been resolved", and shall refused to disclose or otherwise display this Agreement to others. The Parties understand and acknowledge that this obligation of confidentiality is material to the settlement of the Lawsuit and to this Agreement. Notwithstanding the foregoing, a Party shall be permitted to disclose the existence and/or the terms of this Agreement to an attorney, accountant or a tax preparer and/or if disclosure is mandated by any applicable statute, law, or regulation (including federal and state securities laws) or by order of any governmental authority or court having jurisdiction over any of the Parties; provided, however, that the disclosing party shall use its best efforts to ensure that the disclosure is no broader than necessary to comply; and, provided further, that such limited disclosure shall not otherwise release the Parties from their obligations pursuant to this Paragraph. If any Party receives a subpoena, or other form of legal process, seeking the disclosure of this Agreement or the terms hereof, such Party agrees to notify promptly all other Parties prior to any production of responsive documents and to cooperate reasonably with the other Parties, should such other Parties elect to challenge the scope or validity of such legal process.

  The Parties stipulate, agree, and warrant that the persons executing this Agreement, on behalf of the Parties, have the necessary and appropriate authority and capacity to execute this Agreement and to make this Agreement fully binding upon and enforceable against each of the Parties. The parties agree to deliver to each other Certificate of Incumbency, Certificate of Good standing, and resolution signed and by shareholders, owners, officers, Directors authorizing execution on this Agreement and the Settlement Documents.

  The provisions of this Agreement shall bind and inure to the benefit of the Parties and their respective heirs, personal representatives, trustees, successors, and assigns.

  This writing, together with the Settlement Documents, constitute the complete, final, and entire understanding of the Parties. There are no representations warranties, promises, covenants, or undertakings, oral or written, other than those expressly set forth herein. The Parties acknowledge and agree that none of the Parties has made any representation or promise in connection with this Agreement, or the subject matter hereof, not contained herein.

  The Parties agree from the date of execution of this Agreement that all prior agreements, financial obligations, understandings, contracts or other commitments between the parties are hereby terminated, superseded and extinguished including but not limited to the Lease and ASPA, and that this Agreement shall control all future dealings and obligations between the Parties.

  This Agreement may not be modified or changed orally but only by an agreement, writing, signed by the parties.

  Any and all notices required under this Agreement shall be sent certified mail, return receipt requested as noted below (the notice shall be effective from the date of notice):

  John S. Copanos __________________

  Address: 1 North Fort Lauderdale Beach Blvd,

  Unit 1801, Fort Lauderdale,

  FL -33304

  Phone: 954-918-6152

  Fax : 954-467-4004

  Email: jcopanos06@yahoo.com

  John D. Copanos _______________________

  Address: 1800 South Ocean Blvd.,

  Manalapan, FL- 33462

  Phone: 561-588-0108

  Fax : 561-588-9889

  Tasis, LLC

  Address : Nick Dionsio

  518 Creswell Road,

  Baltimore, MD -21225

  Phone : 410-340-9688

  Consolidated Pharmaceutical Group, Inc

  By: _________________

  Name: Mehmet Tunc Turgut

  Address: C/o Charles Schaller,Esq.

  Linowes & Blocher LLP

  145 Main Street, Annapolis, MD -21401

  Phone : 011-90 -5323226591

  Fax : 011-90 -2122780575

  American Antibiotics, LLC

  6950 Bryan Dairy Road

  Largo, FL -33777

  Carol Dore - Falcone, Chief Financial Officer

  Phone : 727-544-8866 extn.244

  Fax : 727-544-4386

  Email : cdf@onlineihp.com

  Mehmet Tunc Turgut _______________________

  Address: C/o Charles Schaller,Esq.

  Linowes & Blocher LLP

  145 Main Street, Annapolis, MD -21401

  Phone : 011-90 -5323226591

  Fax : 011-90 -2122780575

  This Agreement shall be governed by, and interpreted according to, the laws of the State of Maryland or Florida as appropriate, without regard to conflicts of law principles. Parties agree that the Circuit Court, Palm Beach County, Florida shall have venue, personal and subject matter and jurisdiction for actions filed by the Copanoses, and Circuit Court of Pinellas County, Florida shall have venue, personal and subject matter and jurisdiction for the action filed by Jugal Taneja, Tasis, AA and/or CPG to resolve any dispute between them relating to this Agreement.

  This Agreement shall be construed without regard to any presumption or other rule of law requiring construction against the Party who caused it to have been drafted.

  Each Party shall bear its own legal fees and costs in connection with the preparation and negotiation of this Agreement, Maryland and Florida litigations.

  The parties have read this Agreement, have had an opportunity to consult with legal counsel, and have signed this Agreement voluntarily and freely and with the full understanding of its terms.

  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signature by facsimile is binding.

  The waiver, by any party hereto, of any breach of any provision, shall not operate as a waiver of any further breach of that provision, nor shall it operate as a waiver of any breach of any other provision hereof, nor shall any failure to enforce any provision here of operate as a waiver at such time, or at any future time, of such provision or of any other provision hereof.

  Any provision herein prohibited, or rendered unenforceable, by local, state, or federal law shall be effective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this document.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and year first above written.

AMERICAN ANTIBIOTICS, LLC

___________________________

Carol Dore - Falcone,

Chief Financial Officer &

Senior Vice President

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of Florida, personally appeared Carol Dore - Falcone who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

CONSOLIDATED PHARMACEUTICAL GROUP, INC

By_______________________________

Mehmet Tunc Turgut

President / Sole shareholder & Director

Address :

Phone:

Fax :

Email:

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of Florida, personally appeared Mehmet Tunc Turgut who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

JOHN D. COPANOS

______________________________

John D. Copanos

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of Florida, personally appeared John D. Copanos who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

TASIS, LLC

______________________________

By: NICK DIONSIO

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of _____________, personally appeared_____________who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

GEOPHARMA, INC

dba: Innovative Health Products, Inc.

______________________________

Carol Dore - Falcone, Chief Financial Officer

& Senior Vice President

STATE OF_________________

CITY OF___________________

I hereby certify that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of Florida, personally appeared Carol Dore - Falcone who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

JOHN S. COPANOS

____________________________________

JOHN S. COPANOS

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared John S. Copanos who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

JUGAL K.TANEJA

_____________________________________

JUGAL K.TANEJA

STATE OF_________________

CITY OF___________________

I hereby certify, that on this ____day of ______, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Jugal K.Taneja who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

MIHIR K.TANEJA

_____________________________________

Mihir K.Taneja

STATE OF_________________

CITY OF___________________

I hereby certify, that on this ____day of ______, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Mihir K.Taneja who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

MANDEEP K.TANEJA

___________________________

Mandeep K. Taneja

STATE OF_________________

CITY OF___________________

I hereby certify, that on this ____day of ______, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Mandeep K.Taneja who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

KOTHA SEKHARAM

___________________________

Kotha Sekharam

STATE OF_________________

CITY OF___________________

I hereby certify, that on this ____day of ______, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Kotha Sekharam who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

CAROL DORE- FALCONE

___________________________

Carol Dore- Falcone

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Carol Dore- Falcone who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

LAKI INVESTMENT GROUP, LLC.

By: ___________________________

Mandeep K.Taneja

Managing Member

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Mandeep K. Tanjea who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

BELCHER PHARMACEUTICALS, INC.

By: ___________________________

Carol Dore -Falcone

Senior Vice President &

Chief Financial Officer

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Carol Dore-Falcone who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

BREAKTHROUGH MARKETING, INC.

By: ___________________________

Carol Dore -Falcone

Senior Vice President &

Chief Financial Officer

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Carol Dore-Falcone who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

IHP MARKETING,INC

By: ___________________________

Carol Dore -Falcone

Senior Vice President &

Chief Financial Officer

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared Carol Dore-Falcone who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________

MEHMET TUNC TURGUT

___________________________

Mehmet Tunc Turgut

Address:____________________

Phone :_____________________

Fax :_______________________

Email:______________________

STATE OF_________________

CITY OF___________________

I hereby certify, that on this 1st day of July, 2009, before me the subscriber, a Notary Public of the State of ___________, personally appeared MEHMET TUNC TURGUT who was known to me or whose identity was satisfactorily proven, and that he acknowledged that he executed the foregoing Agreement.

_________________________

Notary Public

My Commission Expires_______________________